UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 28, 2004

Waters Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

01-14010 (Commission File Number)	13-3668640 (IRS Employer Identification No.)
34 Maple Street, Milford, Massachusetts (Address of Principal Executive Offices)	01757 (Zip Code)

(508) 478-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Adjusted and Non-GAAP Financial Information and Exhibits

( c ) Exhibits

Exhibit 99.1 Waters Corporation press release dated April 28, 2004 for the quarter ended April 3, 2004.

Exhibit 99.2 Waters Corporation supplemental information disclosure of free cash flow for the quarter ended April 3, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition

On April 28, 2004, Waters Corporation announced its results of operations for the quarter ended April 3, 2004. A copy of the related press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The information provided in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION
Dated: April 28, 2004	By:	/s/ John Ornell Name: John Ornell Title: Senior Vice President, Finance and Administration and Chief Financial Officer